PRUDENTIAL INVESTMENT PORTFOLIOS 7

Prudential Jennison Value Fund

Supplement dated July 7, 2010 to the Prospectus dated October 30, 2009

The portion of the Prospectus entitled Summary Section/Fund Fees And Expenses/Portfolio Turnover is hereby deleted and replaced with the following:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

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